Exhibit 99.2

Teton Energy climbing to new heights Company Presentation July 2006 Karl F. Arleth President & CEO Bill I. Pennington Executive VP & CFO

Forward Looking Statements This presentation may contain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this release may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the Company’s expectations due to changes in operating performance, project schedules, oil and gas demands and prices, and other technical and economic factors. We use certain terms in this presentation, such as “probable and possible” reserves that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The SEC defines proved reserves as estimated quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in the future from known reservoirs under the assumed economic conditions. Probable and possible reserves are estimates of potential reserves that are made using accepted geological and engineering analytical techniques, but which are estimated with a reduced level of certainty than for proved reserves. Possible reserve estimates are less certain than those for probable reserves. The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-800-231-7732.Corporate Headquarters Teton Energy Corporation 410 17th St., Suite 1850 Denver, CO 80202 www.teton-energy.com P: 303.565.4600 F: 303.565.4606 AMEX: TEC Investor Relations Contact Enercom: Greg Barnett gbarnett@enercominc.com P: 303.296.8834 F: 303.293.9904

Offering Summary Management Presenters Snapshot Projects / Operations Drilling Program Revised Drilling / Capex Capitalization Margin Analysis Strategy / Goals Summary Stock Chart Presentation Outline

Offering Summary Issuer: Teton Energy Corporation Amount Offered: 2 million primary shares Overallotment Option: 15% Ticker / Listing: TEC / AMEX Use of Proceeds: To fund capital expenditure program and for general corporate purposes Form of Offering: Registered offering Expected Pricing Date: July 26, 2006 Sole Lead Bookrunner: Petrie Parkman & Co.

Management Presenters Karl F. Arleth President & CEO Bill I. Pennington Executive VP & CFO

Offering Summary Management Presenters Snapshot Projects / Operations Drilling Program Revised Drilling / Capex Capitalization Margin Analysis Strategy / Goals Summary Stock Chart Presentation Outline

Teton Snapshot Denver-based E&P company with 3 Rocky Mountain oil & gas projects Management experienced at growing companies and large-scale projects Rockies and international experience Public company integrated and independent E&P backgrounds Large prospect inventory—over 1,900 locations Strong operators for current projects Piceance—Berry Petroleum (BRY) Denver-Julesburg—Noble Energy, Inc. (NBL) Williston—Evertson Operating Company (Private) Mid-year revised CAPEX targets 31 wells for 2006

Offering Summary Management Presenters Snapshot Projects / Operations Drilling Program Revised Drilling / Capex Capitalization Margin Analysis Strategy / Goals Summary Stock Chart Presentation Outline

Rocky Mountain Projects Piceance Current core area 6,314 gross acres 628 gross locations 10 acre spacing25% WI 14 producing wells 1.4MMCFD Q2 net production (estimated) 2006 revised CAPEX $15.75MM BRY operates Williston 90,000 gross acres 100+ gross locations 640 acre spacing 25% WI 2006 CAPEX $1.55MM Oil-prone target formation (Bakken) Evertson operates DJ 182,000+ gross acres 1,200 gross locations 160 acre spacing 25% WI 2006 revised CAPEX $0.5MM NBL operates WY WILLISTON BASIN Denver PICEANCE BASIN DJ BASIN ND ID CO UT NE SD MT Large project inventory exposes investors to development, exploitation and exploration Drillbit Growth Gas Areas Oil Areas TEC Projects

Piceance Development Teton Acreage Grand Valley 285 BCF Parachute 175 BCF Divide Creek Grand Valley 285 BCF Parachute 175 BCF Rulison 320 BCF Mamm Creek 340 BCF Divide Creek ECA OXY WMB ECA WMB TEC, DPTR, BRY, PETD Piceance Fairway

Piceance Drilling Details (07/18/06) AMI 10 wells drilled in 2005 10 wells drilled through Q2 2006 (1 rig) 30 gross wells budgeted for 2006 One additional rig by July 2006. Third rig expected by September 2006. Fourth rig possible by yearend. 14 producing wells* (6/30/06) 6 wells awaiting completion $2.1MM / well (D&C) 628 gross locations (10 ac.) 5-8 years of drilling inventory Gas Well Drillling Drilled to TD A A’ *Well locations are approximate

Piceance EUR Map Source: Delta Petroleum

Teton Cross Section A-A’ Multiple stage fracs (7-10) 2,100-3,000 ft. gas column Increase in net pay in upper Williams Fork Multiple wells drilled from single pad Mesaverde Rollins EUR: 34B-13 1.3 BCF 18-434D 1.6 BCF 18-444D 1.9 BCF 18-441D 1.4 BCF 36-42D 1.6 BCF A A’ Initial Rate 1.1 MMCFD 1.5 MMCFD 1.8 MMCFD 1.6 MMCFD 1.6 MMCFD 6,450’ 9,100’

Grand Valley Area—Estimated Ultimate Recovery (EUR) Distribution vs. Probability 34B-13 = 1.3 BCF 36-42D = 1.4 BCF 36-32D = 2.2 BCF 18-441D = 1.4 BCF 18-344D = 1.3 BCF 18-444D = 1.9 BCF 18-434D = 1.6 BCF *Does not include 7 wells testing in section 5 & 6 Teton Wells: 2.521.510.500 0.100.200.300.400.500.600.700.800.901.00EUR (Bcf)Probability (%)

Initial rate of 7 testing wells in section 5 & 6—Fit to Grand Valley Area Initial Rate (IR) vs. Estimated Ultimate Recovery (EUR) IR is fitted to base case Initial Rate (MCF / Day) EUR (BCF) 2.52.01.51.00.502004006008001,0001,2001,4001,6001,8002,000

Piceance Williams Fork Parameters Core asset that can provide growing cash flow 5-8 years drilling inventory Low geological risk ?Total Acquistion Cost:$6.29MM?Decline Rate:75% (1st Yr.) / 7% (S)?Cost Per Net Acre:$4,055?Productive Life:31 years?2006 Capital Requirements:$15.75MM?Gross Acres:6,314?Gross Well Cost:$2.1MM?W.I.:25%?Well Depth:8,500 - 9,000'?NRI:19.68%?EUR:1.3 BCF / Well (Base Case)?Spacing:10 acres?IP Rate:1.3 MMCFD?Potential Locations:628 (gross)

Piceance Production Profile



Producing Wells
Waiting on Completion @ YE
Wells to be Drilled
Net Production*
Estimated Net Production
MCF (M)
Number of Wells
200
150
100
50
0
50
40
30
20
10
0
0
38.3
51.6
45.6
131.0 (est.)
(est.)
(est.)
2
3
3
10
24
33
7
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2005
2006

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Teton Energy

Williston Basin—Bakken Oil Play Currently 14,500 net / 90,000 gross acres Potential for 100+ gross wells on 640-acre spacing First well expected in fall 2006 Primary target Bakken Formation Secondary potential in Madison, Duperow, Red River, Nisku and Interlake (oil prone formations) Favorable results by other operators in area Horizontal drilling increases recoveries Teton Bakken Acreage Proposed Location Teton Acreage

10,500’ vertical with three laterals Follow middle Bakken with laterals contacting increased reservoir volume Three laterals intersect stress field / fracture trends at multiple angles Bakken Prospect—Tri-lateral Horizontal Configuration (Map View) North Lateral Begin Turn South Lateral Begin Turn PBHL West Lateral PBHL North Lateral PBHL South Lateral 10,500’ vertical with three laterals Follow middle Bakken with laterals contacting increased reservoir volume Three laterals intersect stress field / fracture trends at multiple angles

Williston Basin Bakken Project Parameters Oil resource play Commodity diversification ?Total Acquistion Cost:$6.1MM?IP Rate:300-400 BOPD?Cost Per Net Acre:$420?Gross Acres:90,000?2006 Capital Requirements:$1.1 - 1.55MM?W.I.:25%?Gross Well Cost (est.):$4.5 - 6.2MM (Dual or Tri-lateral)?NRI:20.000%?Well Depth:10,500' V, 5,000' L?Spacing:640 or 1,280 acres?EUR:300-400 MBO?Potential Locations:100+

DJ Basin—Regional Play Map



TETON AMI
Kinder Morgan 12
NE
CO
East Big Springs
Grant
Kinder Morgan 4
Chundy
NE
CO
KS
Teton Acreage
Lead Areas
Dissolution Edge
Permian Salt



TYPE LOG
NIOBRARA FORMATION
Pierre Shale
Codell Ss.
Carlile Shale

Longman, Luneau and Landon, (1998)

- Over 182,000+ acres (gross)
- 1,200 gross locations
- Noble—75% working interest
- Teton—25% working interest
- Wells drilled in the 1970s tested gas
- Two major pipelines cross acreage
- 20-well carry from Noble to be completed by March 1, 2007 (10 wells to be completed by 12/31/06)
- $200M / well (D&C)
- Have initiated pilot program

21

Teton Energy

DJ Niobrara Parameters

• Total Acquistion Cost:	$4.2MM	• Decline Rate:	47% (I) / 10% (S)
• Cost Per Net Acre:	$22	• Productive Life:	30 years
• 2006 Capital Requirements:	$0.5MM	• Gross Acres:	182,000
• Gross Well Cost:	$0.2MM	• W.I.:	25%
• Well Depth:	2,000'	• NRI:	20.375% avg.
• EUR:	0.2 - 0.3 BCF / Well	• Spacing:	160 acres
• IP Rate:	240 MCFD	• Potential Locations:	1,200 (unrisked)

- Emerging resource play
- Carried interest through pilot exploration
- Experienced operator



Denver-Julesburg Basin - Niobrara Prospect - 0.2 BCF / Well
Annual Gas Rate (MCFD)
1,000
100
10
1
0
10
20
30
Time - Years
Gross Gas (MCFD)

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Teton Energy

Offering Summary Management Presenters Snapshot Projects / Operations Drilling Program Revised Drilling / Capex Capitalization Margin Analysis Strategy / Goals Summary Stock Chart Presentation Outline

Revised Drilling / Capex


2005 vs 2006 Drilling Forecast
Gross Wells Drilled
45
40
35
30
25
20
15
10
5
0
Williston
DJ Basin
Piceance Forecast
Piceance
10
1
10
19
11
2005
Wells Drilled
2006


Capex: 2005 Actual vs. 2006 Forecast
$ Millions
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
DJ Basin
Williston
Piceance
$3.1
$0.5
$1.55
$15.75
2005
2006

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Teton Energy

Capitalization 3/31/2006 Actual3/31/2006 Adjusted*Cash on Hand$9.5MM$18.7MMLong-term Debt00Equity$21.2MM$30.4MMTotal Cash Plus Capitalization$30.7MM$49.1MM*Assuming net offering proceeds of $9.2 million

Margin Analysis Excellent margins aided by low lease operating expenses and production tax expenses Basis differentials should improve with the planned expansion of takeaway capacity (Rocky Mountain Express) Low drilling risk translates into low development costs 2006E NYMEX Gas Price$6.00Basis Differentials & Deducts(1.74)Lease Operating Expense(0.28)Severance & Ad Valorem Taxes(0.30)Net Cash Margin3.68$ 61%Development Costs(1.50)Unit Cash Flow2.18$ 36%Piceance Basin Margin Analysis ($/Mcf)

Offering Summary Management Presenters Snapshot Projects / Operations Drilling Program Revised Drilling / Capex Capitalization Margin Analysis Strategy / Goals Summary Stock Chart Presentation Outline

Strategy—Operated vs. Non-Operated Projects Strong, reliable operators as partners Aggregate high value non-op working interests Seek out operated interests Transitional mix, non-op and operated interests Control operating destiny Acquire operated interests only 100 200 Time Market Cap $MM 50 150 TEC

2006 Goals / Progress In progress Acquire operated asset 7/14/06 – 11 wells drilled YTD (1 rig program). Forecast second rig by July, Third—Sept., Fourth possible yearend. 30 well development drilling program in Piceance Basin 6/16/06 – Closed BNP Paribas $50MM facility, $3MM initial borrowing base Secure Senior Debt facility 5/5/06 – Closed American O&G Williston Basin agreement (25% WI) Pursue opportunistic acquisitions 1/27/06 – closed Noble Energy, Inc. Acreage Earning Agreement (25% WI) Execute exploration program in Denver-Julesburg Basin 4/01/06 – Hired VP of Production 6/01/06 – Hired full time CFO Build internal staff to operate future acquisitions Progress YTD 2006 Goal

Summary Core acquisitions—2005. Begin growth cycle—2006. Significant drillbit growth—2007. Piceance—core growth driver over next 3-5 years DJ and Williston projects will layer-in over Piceance growth Seeking operated projects and targeted high-value minority interests. Maintain balance sheet and financial capacity to grow. Well positioned to leverage size and resources to develop an attractive portfolio of resource plays and operated properties.

Stock Chart Close Piceance acquisition Close DJ Basin acquisition Spud 1st Piceance well 1st Piceance natural gas production Well 3 producing Noble Agreement 12.2MM shares Issued & Outstanding (6/30/06); 15.8MM shares FD (6/30/06) Institutional ownership—20% Independent Research Coverage—A.G. Edwards (5/1/06), CK Cooper (1/9/06) Member Russell Microcap Index (6/30/06) 2005 2006 Bakken Acquisition Agreement 012345678910J-05F-05M-05A-05M-05J-05J-05A-05S-05O-05N-05D-05J-06F-06M-06A-06M-06J-06J-06$ Per Share